                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET
                                  $360,808,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)
                                 SASCO 2002-14A
                   AURORA LOAN SERVICES INC., MASTER SERVICER
                          JPMORGAN CHASE BANK, TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------

                                                         WAL to
                                                           WA        WAL To       Est. Pmt    Expected
                                                         Months     Optional     to Optional  Initial     Legal      Expected
                  Approx.       Initial     Security      To Roll   Termination   Termination   Loss       Final       Ratings
    Class        Size ($)      Coupon(1)   Description  (yrs)(2)(3)   (yrs)(2)     Window (2)  Coverage   Maturity    Moody's/S&P
------------------------------------------------------------------------------------------------------------------------------------
     1-A       $148,347,000     Variable   Variable PT     NA          2.52     07/02-09/11   7.00%    07/25/2032    Aaa / AAA
------------------------------------------------------------------------------------------------------------------------------------
    2-A1       $196,446,000       6.15%    Variable PT    2.50         3.04     07/02-09/11   5.60%    07/25/2032    Aaa / AAA
 2-A2(3) (4)     Notional         6.15%   Interest Only   2.46         2.46     07/02-04/07   5.60%    07/25/2032    Aaa / AAA
------------------------------------------------------------------------------------------------------------------------------------
    B1-I       $4,306,000       Variable       Sub PT       NA          4.95     07/02-09/11   4.30%    07/25/2032    Aa2 / AA
  B1-I-X(4)      Notional         0.88%       Interest      NA          4.95     07/02-09/11   4.30%    07/25/2032    Aa2 / AA
                                                Only
    B1-II      $3,329,000       Variable       Sub PT      4.22         5.50     07/02-09/11   4.00%    07/25/2032    Aa2 / AA
    B2-I       $2,233,000       Variable       Sub PT       NA          4.95     07/02-09/11   2.90%    07/25/2032     A2 / A
  B2-I-X(4)      Notional         0.45%       Interest      NA          4.95     07/02-09/11   2.90%    07/25/2032     A2 / A
                                                Only
    B2-II      $2,705,000       Variable       Sub PT      4.22         5.50     07/02-09/11   2.70%    07/25/2032     A2 / A
    B3(5)      $3,442,000       Variable       Sub PT       NA          5.23     07/02-09/11   1.85%    07/25/2032   Baa2 / BBB
------------------------------------------------------------------------------------------------------------------------------------
  B4(5) (6)    $4,227,000       Variable    Not Offered     NA       Not Offered Not Offered   0.70%    07/25/2032     NR / BB
  B5(5) (6)    $1,286,000       Variable    Not Offered     NA       Not Offered Not Offered   0.35%    07/25/2032     NR / B
  B6(5) (6)    $1,293,168       Variable    Not Offered     NA       Not Offered Not Offered   0.00%    07/25/2032     NR / NR
------------------------------------------------------------------------------------------------------------------------------------
    R (7)      $100             Variable      Residual      NA          0.07     07/02-07/02   5.60%    07/25/2032    Aaa / AAA
------------------------------------------------------------------------------------------------------------------------------------


(1)  The Class coupons are described under "Interest Rate s" on page 5.

(2) Prepayments for Mortgage Pool 1 were run at 30% CPR per annum and Mortgage Pool 2 were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in July 2002.
(3) WAL to WA Roll Date is applicable to the Mortgage Pool 2 (Hybrid ARMs) and assumes there is no cross collateralization between remaining outstanding senior certificates. The WA Roll Date is month 58 (the Distribution Date in April 2007). The Class 2-A2 will not be entitled to distributions of any kind after the Distribution Date in April 2007.
(4) The Class 2-A2, B1-I-X and B2-I-X will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in April 2007 the Class 2-A2 will no longer be entitled to receive distributions of any kind.
(5)  Crossed-subordinate bonds.
(6)  The Class B4, B5 and B6 are hereby not offered for sale.
(7)  Non-economic REMIC residual.
-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Deal Overview:

o The deal is comprised of 2 Mortgage Pools:
         Mortgage Pool 1 is comprised of 100% 6-month LIBOR ARMs that were originated by Aurora Loan Services Inc ("ALS").
         Mortgage Pool 2 is comprised of 5 year Hybrid ARMs; 97.74% were originated by ALS and 2.26% were originated by CTX. The 5 year Hybrid ARMs are indexed to either 6-month LIBOR (96.18%) or 12-month LIBOR (3.82%).

o Interest and principal on Pool 1 and Pool 2 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool. The only offered certificates that will be cross-collateralized by both loan pools is the Class B3.

o Interest and principal on the Class B1-I, B1-I-X, B2-I and B2-I-X subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 1 (the Class B1-I-X and B2-I-X are interest only certificates). Similarly, interest and principal on the Class B1-II and B2-II subordinate certificates will be payable from amounts collected in respect of the mortgage loans in pool 2.

o Interest and principal on the Class B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (both pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.



-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions will be made on each Distribution Date from the each applicable Available Pool Distribution Amount in the following order of priority:
--------------------------------------------------------------------------------



             Mortgage Pool 1 Available Distribution Amount    Mortgage Pool 2 Available Distribution Amount


                --------------------------------------         --------------------------------------
                 First, to Class 1-A1 and Class 1-A2             First, to Class R, Class 2-A1 and
                           to pay interest                          Class 2-A2 to pay interest
                --------------------------------------         --------------------------------------

                --------------------------------------         --------------------------------------
                    Second, to Class 1-A1 to pay                Second, sequentially to Class R and
                              principal                                        Class
                                                                       2-A1 to pay principal
                --------------------------------------         --------------------------------------

                --------------------------------------         --------------------------------------
                     To Class B1-I, B1-I-X, B2-I
                       and Class B2-I-X to pay                   To Class B1-II and Class B2-II to
                              interest                                     pay interest
                --------------------------------------         --------------------------------------


                -----------------------------------------------------------------------------------
                                  To Class B3, B4, B5 and B6 to pay interest
                -----------------------------------------------------------------------------------


                --------------------------------------       --------------------------------------
                 To Class B1-I and Class B2-I to pay           To Class B1-II and Class B2-II to
                              principal                                  pay principal
                --------------------------------------       --------------------------------------


                -----------------------------------------------------------------------------------
                                   To Class B3, B4, B5 and B6 to pay principal
                -----------------------------------------------------------------------------------




-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:

Cut off Date:                       June 1, 2002

Expected Pricing Date:              Week of June 17, 2002

Expected Settlement Date:           June 28, 2002

Distribution Dates:                 25th of each month, commencing in July 2002

Collection Period:                  The calendar month preceding the current
                                    Distribution Date

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services, Inc. ("ALS")

Servicer:                           ALS

Master Servicer Fee:                The Master Servicer will be paid a monthly
                                    fee (the "Master Servicing Fee") equal to
                                    the investment earnings derived from
                                    principal and interest collections received
                                    on the Mortgage Loans on deposit in the
                                    Collection Account established by the Master
                                    Servicer and invested in certain eligible
                                    investments prior to their remittance to the
                                    Trustee on the Deposit Date.

Servicing Fee:                      0.375% per annum on the outstanding mortgage
                                    balance

Trustee:                            JPMorgan Chase Bank

Trustee Fee:                        0.006% per annum on outstanding mortgage
                                    balance

Rating Agencies:                    Standard and Poor's ("S&P) and  Moody's
                                    will rate all of the Offered Certificates.

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.

Registration:                       Book-entry form through DTC

Minimum Denomination:
                                    Class 1-A and 2-A1:  $25,000 /$1 thereafter.

                                    Class 2-A2, B1-I-X and B2-I-X: $1,000,000
                                    /$1 thereafter.

                                    Class B1-I, B2-I, B1-II and B2-II:
                                    $100,000/$1 thereafter.



-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):

Tax Status:                         REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                         Mortgage Pool 1 30% CPR per annum and
                                    Mortgage Pool 2 25% CPR per annum.

SMMEA Eligibility:                  All offered classes will be SMMEA eligible
                                    except for Class B2-I, B2-I-X, B2-II and B3
                                    Certificates.

ERISA Eligibility:                  All offered Certificates will be ERISA
                                    eligible (other than the Class R
                                    Certificate).

Interest Rates:                     Class 1-A will bear  interest at a rate
                                    equal to Net WAC of Mortgage Pool 1 per
                                    annum.

                                    Class 2-A1 will bear interest at a rate
                                    equal to the lesser of (i) 6.15% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in April 2007 (month 58). Beginning with the distribution date in May 2007, the Class
                                    2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.









-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):


Interest Rates (continued):         Class 2-A2 will bear interest at a rate
                                    equal to 6.15% per annum until the
                                    distribution date in April 2007 (month 58)
                                    based on a Notional Balance. After the
                                    distribution date in April 2007, the Class
                                    2-A2 will not be entitled to distributions
                                    of any kind and will have a Notional Balance
                                    equal to zero. The Notional Balance of the
                                    Class 2-A2 on any distribution date up to
                                    and including the distribution date in April
                                    2007 will be equal to the following:

                                    The balance of the Class 2-A1 Senior
                                    Certificate multiplied by the following
                                    fraction:

                                    The excess, between (1) the Net WAC of
                                    Pool 2 and (2) 6.15%/6.15%

                                    Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 2 collateral.

                                    Class B1-I will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 1 less
                                    0.88% per annum.

                                    Class B1-I-X will bear interest at a rate equal to 0.88% per annum based on a notional balance equal to the Class B1-I principal balance prior to distributions for the related distribution date.

                                    Class B2-I will bear interest at a rate
                                    equal to the Net WAC of Mortgage Pool 1 less
                                    0.45% per annum.

                                    Class B2-I-X will bear interest at a rate equal to 0.45% per annum based on a notional balance equal to the Class B2-I principal balance prior to distributions for the related distribution date.

                                    Classes B1-II and B2-II will bear interest at a per annum rate equal to the Net WAC of Mortgage Pool 2.



-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):

Interest Rates (continued):         Class B3, B4, B5 and B6 are
                                    cross-collateralized subordinate for
                                    payments of principal, interest and
                                    allocation of losses. The Class B3, B4, B5
                                    and B6 will bear interest at a per annum
                                    rate equal to the weighted average of the
                                    underlying subordinate rates weighted by the
                                    corresponding "Class B2 Subordinate Amounts"
                                    (the corresponding A2 /A loss coverage
                                    available to the Class B2-I and Class
                                    B2-II).


                                    The Class B2 Subordinate Amounts for
                                    mortgage pool 1 and mortgage pool 2 are
                                    calculated as follows:

                                    Class B2-I Subordinate Amount Mortgage Pool 1:

                                    Total Mortgage Pool 1 collateral, less (i) the current principal balance of the Pool 1
                                    Senior Bonds, (ii) the current principal balance of the Class B1-I and (iii) the current principal balance of the Class B2-I
                                    (in each case excluding notional balances).

                                    Class B2-II Subordinate Amount Mortgage Pool 2:

                                    Total Mortgage Pool 2 collateral, less (i) the current principal balance of the Pool 2
                                    Senior Bonds, (ii) the current principal balance of the Class B1-II and (iii) the current principal balance of the Class B2-II
                                    (in each case excluding notional balances).

                                    The underlying subordinate rates for
                                    mortgage pool 1 and mortgage pool 2 are
                                    calculated as follows:

                                    Subordinate Underlying Rate, Mortgage Pool 1:

                                    The Pool 1 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 1.

                                    Subordinate Underlying Rate, Mortgage Pool 2:

                                    The Pool 2 underlying subordinate rate will be equal to the Net WAC of Mortgage Pool 2.



-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Terms of the Offering (cont.):

Credit Enhancement:                 Senior/subordinate, shifting interest
                                    structure. The credit enhancement
                                    information shown below is subject to final rating agency approval.

                                    Mortgage Pool 1 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 1
                                    Senior Certificates will consist of the
                                    subordination of the Class B1-I, Class
                                    B1-I-X, Class B2-I, Class B2-I-X, Class B3,
                                    Class B4, Class B5 and Class B6, initially
                                    7.00% total subordination.

                                    Mortgage Pool 2 Senior Certificates:
                                    Credit enhancement for the Mortgage Pool 2
                                    Senior Certificates will consist of the
                                    subordination of the Class B1-II, Class
                                    B2-II, Class B3, Class B4, Class B5 and
                                    Class B6, initially 5.60% total
                                    subordination.

Loss Allocation:                    If all of the credit support features have
                                    been extinguished, any further losses will be allocated to the respective Class A
                                    Certificates on a pro rata basis.

Available Pool Distribution
Amount: With respect to any Mortgage Loans on any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal corresponding to the related Collection Period, together with any advances in respect thereof or any compensating interest; (ii) all cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans, by foreclosure or otherwise (collectively, "Liquidation Proceeds"), during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments corresponding to the related Collection Period; and (iv) any substitution adjustment payments in connection with any defective mortgage loan received with respect to such Distribution Date.



-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions

Shifting Interest Structure with 5 year lockout*

Mortgage Pool 1 Subordinate Test % = Mortgage Pool 1 Subordinate Balance /
                                     Mortgage Pool 1 Collateral balance

Mortgage Pool 2 Subordinate Test % = Mortgage Pool 2 Subordinate Balance /
                                     Mortgage Pool 2 Collateral balance


o If Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

------------------------------------------------------------------
 Distribution Dates (months)               Shift Percentage
------------------------------------------------------------------
            1 - 60                               100%
------------------------------------------------------------------
           61 - 72                               70%
------------------------------------------------------------------
           73 - 84                               60%
------------------------------------------------------------------
           85 - 96                               40%
------------------------------------------------------------------
           97 - 108                              20%
------------------------------------------------------------------
             109+                                 0%
------------------------------------------------------------------

o *If Subordinate Test% is greater than 2 times the original Subordinate Test%:

------------------------------------------------------------------
 Distribution Dates (months)               Shift Percentage
------------------------------------------------------------------
            1 - 36                               50%
------------------------------------------------------------------
             37+                                  0%
------------------------------------------------------------------

 (*if the Mortgage Pool 1 or Mortgage Pool 2 respective AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the respective Senior bonds will be entitled to 50% of the Subordinate bonds percentage of pre-payments, subject to cumulative loss and delinquency tests. After month 36, if the Mortgage Pool 1 or Mortgage Pool 2 respective AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the respective Senior bonds will only be entitled to pre-payments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 1 will be equal to the difference between i) the sum of Mortgage Pool 1 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 1.

Subordinate Principal Distribution Amount ("PDA") from Mortgage Pool 2 will be equal to the difference between i) the sum of Mortgage Pool 2 Scheduled Principal and Pre-payment Principal less ii) less the Senior PDA for Mortgage Pool 2.

-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:

I. Pay Senior PDA as follows:

Senior PDA 1:
1)       Pay Class 1-A, until reduced to zero.

Senior PDA 2:
1)       Pay Class R, until reduced to zero.
2)       Pay Class 2-A1, until reduced to zero.

II. Pay Subordinate PDA by mortgage pool as follows*:

*Subject to cumulative loss and delinquency tests

Subordinate PDA 1:
1) Pay Class B1-I and B2-I PRO RATA based on their respective percentage of the aggregate Subordinate Amount(1) related to mortgage pool 1, until reduced to zero.

Subordinate PDA 2:
1) Pay Class B1-II and B2-II PRO RATA based on their respective percentage of the aggregate Subordinate Amount(1) related to mortgage pool 2, until reduced to zero.

III. Pay all remaining Subordinate PDA without regard to mortgage pool as follows*:
*Subject to cumulative loss and delinquency tests 1) Pay to Class B3, B4, B5 and B6 PRO RATA, until reduced to zero.


(1) The Subordinate Amounts for mortgage pools 1 and 2 are calculated as follows:

Subordinate Amount Pool 1:

Total Mortgage Pool 1 collateral, less the current principal balance of the Pool 1 Senior Bonds (excluding notional balances).

Subordinate Amount Pool 2:

Total Mortgage Pool 2 collateral, less the current principal balance of the Pool 2 Senior Bonds (excluding notional balances).




-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE







--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
 MBS Trading                        Matt Miller                  (212) 526-8315
                                    Rishi Bansal                 (212) 526-8315
                                    Brendan Garvey               (212) 526-8315

 Syndicate                          Kevin White                  (212) 526-9519
                                    Bob Caldwell                 (212) 526-9519
                                    Dan Covello                  (212) 526-9519

 Residential Finance                Stan Labanowski              (212) 526-6211
                                    Mike Hitzmann                (212) 526-5806
                                    Will Dorado                  (212) 526-4005
--------------------------------------------------------------------------------


















-------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:

SASCO 2002-14A Collateral Summary                     6 Month LIBOR      Hybrid ARMs ARMs
                                                          Group 1            Group 2

Total Number of Loans                                           358                  576
Total Outstanding Loan Balance                          $159,513.61      $208,100,649.35
Average Loan Principal Balance                             $445,569             $361,286
Range of Loan Principal Balance                      $59,23,500,000   $46,500-$4,000,000
Weighted Average Coupon                                       5.364%               7.044%
Range of Coupons                                      2.625%- 6.500%        5.250%-8.375%
Weighted Average Margin                                       2.749%               2.249%
Range of Margins                                       2.250%-5.000%        2.000%-2.750%
Weighted Average Initial Periodic Cap                         1.000%               5.952%
Range of Initial Periodic Caps                         1.000%-1.000%        2.000%-6.000%
Weighted Average Periodic Cap                                 1.000%               2.023%
Range of Periodic Caps                                 1.000%-1.000%        1.000%-5.750%
Weighted Average Maximum Rate                                11.374%              13.005%
Weighted Average Floor                                        2.749%               2.253%
Weighted Average Original Term (mo.)                             360                  360
Weighted Average Remaining Term (mo.)                            359                  359
Range of Remaining Term (mo.)                                349-360              344-360
Weighted Average Original LTV                                 67.99%               67.58%
Range of Weighted Average Original LTV                 6.04%-100.00%       18.99%-100.00%


Lien Position
First                                                         100.0%             100.0%
Second                                                          0.0%               0.0%

Geographic Distribution
(Other states account individually for less than           CA-43.90%          CA-51.97%

5% of the Cut-off Date principal balance)                   CO-8.31%          CO-10.45%
                                                            FL-6.14%           NJ-6.13%
                                                                               NY-5.94%

Occupancy Status
Primary Home                                                  77.91%             78.86%
Investment                                                    14.64%             18.18%
Second Home                                                    7.45%              2.96%



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                           Net Effective Margin Table

                             SASCO 2002-14A 2 GROUPS
                              Settle as of 06/28/02

-------------------------------------------------------------------------------------------------
                       Bond Summary - Class 1-A1-PT
-------------------------------------------------------------------------------------------------
Initial Coupon:       4.983            Type:      Combo
      Orig Bal:       148,347,000      Combination: 1-A1-PT(100.00) + 1-A1(100.00) + 1A-2(100.00)
      Orig Not:       148,347,000
        Factor:       1.0000000
   Factor Date:       06/25/02         Next Pmt:  07/25/02
-------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------------------------------
            Group Speed               Group Speed          Group Speed           Group Speed          Group Speed
           Libor6m 1.97               Libor6m 1.97         Libor6m 1.97          Libor6m 1.97         Libor6m 1.97
---------------------------------------------------------------------------------------------------------------------------
Price     NEM     Duration           NEM    Duration     NEM     Duration     NEM    Duration       NEM      Duration
---------------------------------------------------------------------------------------------------------------------------

102-24    157.0     3.36           138.4      2.76      118.1      2.30       96.4     1.96        72.6        1.69
102-25    156.1                    137.3                116.8                 94.9                 70.8
102-26    155.2                    136.2                115.5                 93.3                 69.0
102-27    154.3                    135.1                114.2                 91.8                 67.2
102-28    153.4                    134.0                112.8                 90.2                 65.4
102-29    152.5     3.37           132.9      2.76      111.5      2.31       88.7     1.97        63.6        1.69
102-30    151.6                    131.8                110.2                 87.1                 61.8
102-31    150.7                    130.7                108.9                 85.6                 60.1
103-00    149.9                    129.6                107.6                 84.1                 58.3
103-01    149.0                    128.5                106.3                 82.5                 56.5
103-02    148.1     3.37           127.4      2.76      105.0      2.31       81.0     1.97        54.7        1.69
103-03    147.2                    126.3                103.7                 79.5                 52.9
103-04    146.3                    125.2                102.4                 77.9                 51.1
103-05    145.4                    124.1                101.1                 76.4                 49.4
103-06    144.5                    123.1                 99.8                 74.9                 47.6
103-07    143.6     3.38           122.0      2.77       98.5      2.32       73.3     1.97        45.8        1.70
103-08    142.7                    120.9                 97.2                 71.8                 44.0
103-09    141.8                    119.8                 95.9                 70.3                 42.3
103-10    140.9                    118.7                 94.6                 68.8                 40.5
103-11    140.0                    117.6                 93.3                 67.2                 38.7
103-12    139.1     3.38           116.5      2.77       92.0      2.32       65.7     1.98        36.9        1.70
103-13    138.2                    115.4                 90.7                 64.2                 35.2
103-14    137.3                    114.4                 89.4                 62.7                 33.4


Average Life         3.85                     3.07                  2.52                 2.11                  1.79
First Pay            07/25/02             07/25/02              07/25/02             07/25/02              07/25/02
Last Pay             09/25/13             07/25/12              09/25/11             04/25/11              12/25/10


--------------------------------------------------------------------------------
Treasury Benchmarks   6Mo      2YR    3YR*   4YR*   5YR    7YR*    10YR    30YR
--------------------------------------------------------------------------------
              Yield  1.6200  2.7180 3.2063  3.6753 4.0660 4.4165  4.8340  5.3530
             Coupon          3.2500                3.5000         5.0000  5.3750
--------------------------------------------------------------------------------

Comments:
   1 GROUP SPEED #1 = 20% CPR Pool 1 and 25% CPR Pool 2
   2 GROUP SPEED #2 = 25% CPR Pool 1 and 25% CPR Pool 2
   3 GROUP SPEED #3 = 30% CPR Pool 1 and 25% CPR Pool 2 ** BASE CASE 4 GROUP SPEED #4 = 35% CPR Pool 1 and 25% CPR Pool 2
   5 GROUP SPEED #5 = 40% CPR Pool 1 and 25% CPR Pool 2

--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                   Yield Table

                             SASCO 2002-14A 2 GROUPS
                              Settle as of 06/28/02

              ---------------------------------------------------
                           Bond Summary - Class 2-A1
              ---------------------------------------------------
              Fixed Coupon:    6.150
                 Orig  Bal:    196,446,000
                  Orig Not:    196,446,000
                    Factor:    1.0000000
               Factor Date:    06/25/02      Next Pmt:   07/25/02
                     Delay:    24               Cusip:   G3P
              ---------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
            Group Speed            Group Speed           Group Speed           Group Speed          Group Speed
 Price    Yield    Duration       Yield Duration        Yield Duration        Yield Duration       Yield Duration
-------------------------------------------------------------------------------------------------------------------
 102-10  4.78456    5.26520      4.86164 3.99293       4.88449 3.17130       4.85562 2.59256      4.65019 1.83883
-------------------------------------------------------------------------------------------------------------------
 Average Life     7.29081              5.13798               3.87076               3.04320              2.04753
 First Pay       07/25/02             07/25/02              07/25/02              07/25/02             07/25/02
 Last Pay        12/25/22             09/25/17              02/25/14              09/25/11             09/25/08
--------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------
Treasury Benchmarks              6Mo      2YR     3YR*     4YR*   5YR    7YR*    10YR    30YR
------------------------------------------------------------------------------------------------
              Yield             1.6200   2.7180  3.2063  3.6753  4.0660  4.4165  4.8340  5.3530
             Coupon                      3.2500                  3.5000          5.0000  5.3750
------------------------------------------------------------------------------------------------

Comments:
   1 GROUP SPEED #1 = 12% CPR Pool 1 and 10% CPR Pool 2
   2 GROUP SPEED #2 = 18% CPR Pool 1 and 15% CPR Pool 2
   3 GROUP SPEED #3 = 24% CPR Pool 1 and 20% CPR Pool 2
   4 GROUP SPEED #4 = 30% CPR Pool 1 and 25% CPR Pool 2 ** BASE CASE 5 GROUP SPEED #5 = 42% CPR Pool 1 and 35% CPR Pool 2
   6 GROUP SPEED #6 = 54% CPR Pool 1 and 45% CPR Pool 2
   7 GROUP SPEED #7 = 66% CPR Pool 1 and 55% CPR Pool 2


--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.

                                   Yield Table

                             SASCO 2002-14A 2 GROUPS
                              Settle as of 06/28/02



             ---------------------------------------------------
                          Bond Summary - Class 2-A1
             ---------------------------------------------------
              Fixed Coupon:   6.150
                  Orig Bal:   196,446,000
                  Orig Not:   196,446,000
                    Factor:   1.0000000
               Factor Date:   06/25/02     Next Pmt:    07/25/02
                     Delay:   24              Cusip:    G3P
             ----------------------------------------------------



--------------------------------------------------------------------------------
                         Group Speed                Group Speed
        Price         Yield     Duration          Yield     Duration
--------------------------------------------------------------------------------
        102-10        4.24557    1.37383           3.64844  1.05717
--------------------------------------------------------------------------------

        Average Life        1.48083                   1.11557
        First Pay          07/25/02                  07/25/02
        Last Pay           12/25/06                  11/25/05

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Treasury Benchmarks    6Mo    2YR    3YR*    4YR*   5YR    7YR*   10YR     30YR
--------------------------------------------------------------------------------
              Yield  1.6200  2.7180 3.2063  3.6753 4.0660 4.4165  4.8340  5.3530
             Coupon          3.2500                3.5000         5.0000  5.3750
--------------------------------------------------------------------------------

Comments:
   1 GROUP SPEED #1 = 54% CPR Pool 1 and 45% CPR Pool 2
   2 GROUP SPEED #2 = 66% CPR Pool 1 and 55% CPR Pool 2
   3
   4
   5
   6
   7
--------------------------------------------------------------------------------
The above indicative value[s] are as of the date indicated and do not represent actual bids or offers by Lehman Brothers. There can be no assurance that actual trades could be completed at such value[s]. Discussions of the trade values in general, and firm price quotations and actual trade prices in particular, may vary significantly from these written estimated values as a result of various factors, which may include (but are not limited to) prevailing credit spreads, market liquidity, position size, transaction and financing costs, hedging costs and risks and use of capital and profit. These estimates may not be representative of any theoretical or actual internal valuations employed by us for our own purposes, may vary during the course of any particular day and may vary significantly from the estimates or quotations that would be given by another dealer. You should consult with your own accounting or other advisors as to the adequacy of this information for your purposes. As a condition for providing these estimates, you agree that Lehman Brothers makes no representation and shall have no liability in any way arising therefrom to you or any other entity for any loss or damage, direct or indirect, arising from the use of this information.